OTHER CURRENT ASSETS (Tables)	6 Months Ended
Mar. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Summary of other current assets

	September 30, 2021	March 31, 2022
Receivable from sales of buildings under construction (1)	100,300	5,298
Due from a service provider	23,326	25,335
Deposit for share settlement	19,279	19,018
Advance to non-controlling shareholders (2)	-	9,600
Others	438	678
	143,343	59,929

(1)

During the year ended September 30, 2021, the Group sold buildings under construction through judicial sale for the proceeds of RMB 100,300. The buyer has made cash consideration to the Court, which allocated the proceeds to the Group’s creditors. As of September 30, 2021 and March 31, 2022, the Court allocated proceeds of RMB nil and RMB 95,002. The Group recorded the remaining balance in the account of “Receivable from sales of buildings under construction”.

(2)

The Company and non-controlling shareholders of Jiaxing Qingke Public Rental Housing Leasing Management Co., Ltd., which is a subsidiary of Qingke Public Rental, entered into a share purchase agreement, pursuant to which, the Company repurchased the equity interest from these non-controlling shareholders at the cost of RMB 9,600, which approximated the carrying amount of the non-controlling interest on the agreement date. As of March 31, 2022, the Company made the payments to the shareholder. Since the transaction was not closed, the Company recorded the payment as "advance to non-controlling shareholders" in the account of "other current assets".